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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

         Date of Report (Date of earliest event reported): July 11, 2002

                             VEECO INSTRUMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      0-16244                   11-2989601
--------------------------         --------------          -------------------
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
OF INCORPORATION)                   FILE NUMBER)           IDENTIFICATION NO.)

 100 SUNNYSIDE BOULEVARD, WOODBURY, NEW YORK                       11797
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


Registrant's telephone number, including area code:        (516) 677-0200

                                 Not applicable.
                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Item 5.           Other Events.

         On July 11, 2002, Veeco Instruments Inc., a Delaware corporation ("Veeco"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Veeco, Venice Acquisition Corp., an Oregon corporation and wholly owned subsidiary of Veeco ("Acquisition"), and FEI Company ("FEI"), an Oregon corporation. Pursuant to the Merger Agreement, Acquisition will merge with and into FEI, with the result that FEI shall be the surviving corporation and shall become a wholly-owned subsidiary of Veeco (the "Merger"). As a result of the Merger, each share of FEI common stock issued and outstanding immediately prior to the effective time of the Merger shall be converted into the right to receive
1.355 shares of Veeco common stock. In addition, Veeco will assume all options or other rights to purchase capital stock of FEI outstanding under FEI's existing stock option plans, including FEI's stock purchase plans, and each such option or other right to purchase capital stock of FEI will be or will later become exercisable for shares of Veeco common stock rather than shares of FEI common stock, in a number adjusted to reflect the Exchange Ratio (as defined in the Merger Agreement) and at an exercise price adjusted to reflect the Exchange Ratio. The consummation of the Merger is subject to the approval of the stockholders of FEI and Veeco, receipt of necessary approvals under United States and applicable foreign antitrust laws, SEC clearance and other customary closing conditions. The Merger is intended to be a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended. A copy of the Merger Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         In connection with the execution of the Merger Agreement, Veeco and American Stock Transfer and Trust Company, as rights agent (the "Rights Agent"), amended the Rights Agreement, dated as of March 13, 2001, as amended, between Veeco and the Rights Agent. The terms of the amendment are set forth in Amendment No. 2 to Rights Agreement attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

         On July 12, 2002, Veeco and FEI issued a joint press release announcing that Veeco and FEI entered into the Merger Agreement. The joint press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by this reference.

         Attached as Exhibits to this Current Report on Form 8-K are certain other agreements that Veeco has entered into.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              c.  Exhibits

                  EXHIBIT NO.    DESCRIPTION OF DOCUMENT

                  2.1 Agreement and Plan of Merger, dated as of July 11, 2002, among Veeco Instruments Inc., Venice Acquisition Corp. and FEI Company.

                  2.2 Voting Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and the stockholders of FEI Company listed on Schedule A attached thereto.

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                  2.3            Voting Agreement, dated as of July 11, 2002,
                                 between Veeco Instruments Inc. and Philips
                                 Business Electronics International B.V.

                  2.4 Investor Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and Philips Business Electronics International B.V.

                  4.1 Amendment No. 2 to the Rights Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and American Stock Transfer and Trust Company.

                  10.1           Employment Agreement, dated as of
                                 July 11, 2002, between Vahe Sarkissian and
                                 Veeco Instruments Inc.

                  10.2           Employment Agreement, dated as of
                                 July 11, 2002, between Edward Braun and Veeco Instruments Inc.

                  99.1           Veeco Press Release, dated July 12, 2002.

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                                   SIGNATURES

                  Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: July 12, 2002


         VEECO INSTRUMENTS INC.
         (Registrant)


         By:   /s/ Gregory A. Robbins
               ------------------------------------------
               Name: Gregory A. Robbins
               Title:  Vice President and General Counsel

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                                  EXHIBIT INDEX

                  EXHIBIT NO.    DESCRIPTION OF DOCUMENT

                  2.1 Agreement and Plan of Merger, dated as of July 11, 2002, among Veeco Instruments Inc., Venice Acquisition Corp. and FEI Company.

                  2.2 Voting Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and the stockholders of FEI Company listed on Schedule A attached thereto.

                  2.3 Voting Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and Philips Business Electronics International B.V.

                  2.4 Investor Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and Philips Business Electronics International B.V.

                  4.1 Amendment No. 2 to the Rights Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and American Stock Transfer and Trust Company.

                  10.1           Employment Agreement, dated as of
                                 July 11, 2002, between Vahe Sarkissian and
                                 Veeco Instruments Inc.

                  10.2           Employment Agreement, dated as of
                                 July 11, 2002, between Edward Braun and Veeco Instruments Inc.

                  99.1           Veeco Press Release, dated July 12, 2002.

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